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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) February 23, 2006

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-31014                 52-2181356
         --------                     --------                ----------
(State or other Jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 ---------------
      (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
             ------------------------------------------

         On February 23, 2006, the Compensation Committee of the Board of Directors of HealthExtras, Inc. awarded 50,000, 30,000, 15,000 and 10,000 restricted shares of HealthExtras, Inc. common stock pursuant to the HealthExtras, Inc. 2003 Equity Incentive Plan to Messrs. David T. Blair, Michael
P. Donovan, Nick J. Grujich and Thomas M. Farah, respectively. The shares of restricted stock awarded to Messrs. Blair and Donovan vest in 5 equal annual installments, beginning on February 23, 2007. The shares of restricted stock awarded to Messrs. Grujich and Farah vest in 4 equal annual installments, beginning on February 23, 2007. The Form of Restricted Stock Award Agreement for the HealthExtras, Inc. 2003 Equity Incentive Plan is attached hereto as Exhibit 10.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable

        (b)  Pro Forma Financial Information:  Not applicable

        (c)  Shell Company Transactions:  Not applicable

        (d)  Exhibits

             Number           Description
             ------           -----------

             10.1             Form of Restricted Stock Award Agreement




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 28, 2006                    By: /s/ Michael P. Donovan
                                                -------------------------------
                                                Michael P. Donovan
                                                Chief Financial Officer and
                                                 Chief Accounting Officer





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